SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 28, 2011
H. J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1 PPG Place, Suite 3100
Pittsburgh, Pennsylvania		15222
(Address of principal executive offices)		(Zip Code)
412-456-5700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL
ITEM 7.01. REGULATION FD DISCLOSURE
Attached is H. J. Heinz Company’s presentation to be made at the annual conference of the Consumer Analyst Group of Europe (CAGE) in London, England on March 28, 2011. The presentation is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)	Description of Exhibit
99.1	H. J. Heinz Company presentation to the annual conference of the Consumer Analyst Group of Europe (CAGE) in London, England on March 28, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H. J. HEINZ COMPANY
	By:	/s/ Theodore N. Bobby
Theodore N. Bobby
Executive Vice President and General Counsel
Dated: March 28, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	H. J. Heinz Company presentation to the annual conference of the Consumer Analyst Group of Europe (CAGE) in London, England on March 28, 2011